Subsequent Events	9 Months Ended
Sep. 30, 2025
Subsequent Events [Abstract]
Subsequent events

Note 7:- Subsequent events

On October 22, 2025, the Company’s Board of Directors approved the grant of 1,590,000 options to purchase ordinary shares of the Company, under the 2011 Plan and the US Appendix.

Under the Israeli Share Option Plan:

1,324,000 options to purchase ordinary shares of the Company were granted at an exercise price of NIS 23.75 (USD 7.20) per share. The fair value of these options, as estimated on the grant date, was $3,249 thousands. The grant included 400 thousand options awarded to the Chief Executive Officer, pursuant to approval by the Annual General Meeting.

Under the US Appendix:

266,000 options to purchase ordinary shares of the Company were granted at an exercise price of USD 7.14 per share. The fair value of these options, as estimated on the grant date, was $653 thousands.